UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2013

I.D. SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15087	22-3270799
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

123 Tice Boulevard, Woodcliff Lake, New Jersey 07677

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2013, the Board of Directors of I.D. Systems, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Severance Agreement, dated September 22, 2009, between the Company and Kenneth Ehrman, the Company’s President (the “Severance Agreement”), to increase the severance period during which Mr. Ehrman shall be entitled to receive certain severance and change in control benefits in the event of the occurrence of an event triggering such benefits from twelve (12) months to fifteen (15) months.

The foregoing is qualified in its entirety by reference to the full text of the Severance Agreement, a copy of which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009, and the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted upon (i) the election of Jeffrey M. Jagid, Lawrence S. Burstein, Harold D. Copperman, Robert J. Farrell and Michael P. Monaco as directors of the Company; (ii) the ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (iii) the approval, on an advisory basis, of the Company’s executive compensation.

The Company had 12,113,674 shares of common stock outstanding as of April 25, 2013, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 10,976,556 shares of common stock were present in person or represented by proxy.

The stockholders of the Company elected each of the five nominees nominated by the Board for election as directors, each to serve until the Company’s 2014 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. The voting results with respect to the election of directors were as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey M. Jagid	7,352,481	217,202	3,406,873
Lawrence S. Burstein	7,355,681	214,002	3,406,873
Harold D. Copperman	7,356,081	213,602	3,406,873
Robert J. Farrell	7,463,231	106,452	3,406,873
Michael P. Monaco	7,355,681	214,002	3,406,873

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The stockholders of the Company ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,755,454	205,476	15,626	0

The stockholders of the Company approved, on an advisory basis, the Company’s executive compensation. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,363,140	192,048	14,495	3,406,873

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis Title: Chief Financial Officer

Date: June 24, 2013

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